Securities Act of 1933 File No.: 33-73140
                               Investment Company Act of 1940 File No.: 811-8220

                        ING VP LARGECAP GROWTH PORTFOLIO

                         SUPPLEMENT DATED MARCH 28, 2003
                                 TO THE CLASS S
                     ING VARIABLE PRODUCTS TRUST PROSPECTUS
                                DATED MAY 1, 2002

PORTFOLIO MANAGEMENT CHANGE

On February 25, 2003, Board of Trustees of the ING Equity Trust on behalf of ING VP LargeCap Growth Portfolio (the "Portfolio") approved the appointment of Wellington Management Company, LLP ("Wellington Management") as sub-adviser to the Portfolio subject to approval by the Portfolio's shareholders. Proxy statements for the special meeting of shareholders to consider this proposal are expected to be mailed to shareholders during the second quarter 2003.

If the proposal is approved by shareholders, the new Sub-Advisory Agreement ("New Sub-Advisory Agreement") will become effective shortly thereafter.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE